Lithia Reports Record Fourth Quarter and Full Year 2016 Results

Declares Dividend of $0.25 per Share for Fourth Quarter

MEDFORD, OR -- (Marketwired - February 15, 2017) - Lithia Motors, Inc. (NYSE: LAD) today reported the highest fourth quarter and full year revenue and earnings per share in company history.

Fourth quarter 2016 net income per diluted share increased 13% to $2.03 from $1.80 for 2015. Adjusted net income per diluted share increased 7% to $1.86 from $1.74 for 2015. Fourth quarter 2016 net income increased 8% to $51.3 million from $47.7 million for 2015. Adjusted net income increased 2% to $46.9 million from $46.1 million for 2015.

As shown in the attached non-GAAP reconciliation tables, the fourth quarter 2016 adjusted results exclude a $0.17 non-core benefit related to an equity investment, an indemnified legal reserve and a tax attribute. The fourth quarter 2015 adjusted results exclude a $0.06 net non-core benefit related to an equity investment offset by an asset impairment.

Fourth quarter 2016 revenue increased 15% to $2.3 billion from $2.0 billion in 2015.

Fourth Quarter-over-Quarter Operating Highlights:

  Total same store sales increased 5%
  New vehicle same store sales increased 4%
  Used vehicle retail same store sales increased 11%
  Service, body and parts same store sales increased 7%
  Same store F&I per unit increased $108 to $1,295
  Adjusted SG&A expense as a percentage of gross profit was 70.1%

2016 net income per diluted share increased 12% to $7.72 from $6.91 for 2015. Adjusted net income per diluted share increased 6% to $7.42 from $7.02 for 2015. 2016 net income increased 8% to $197.1 million from $183.0 million for 2015. 2016 adjusted net income increased 2% to $189.5 million from $186.0 million for 2015.

As shown in the attached non-GAAP reconciliation tables, the 2016 adjusted results exclude a $0.30 net non-core benefit related to an equity investment, a disposal gain and a tax attribute offset by an indemnified legal reserve. The 2015 adjusted results exclude a $0.11 net non-core charge from an asset impairment and a transition agreement offset by an equity investment and a disposal gain.

Full year 2016 revenue increased 10% to $8.7 billion from $7.9 billion in 2015.

Full Year-over-Year Operating Highlights:

  Total same store sales increased 5%
  New vehicle same store sales increased 3%
  Used vehicle retail same store sales increased 11%
  Service, body and parts same store sales increased 9%
  Same store F&I per unit increased $94 to $1,291
  Adjusted SG&A expense as a percentage of gross profit was 68.9%

Bryan DeBoer, President and CEO, said, "We increased same store sales in all core business lines, including double digit growth in used vehicle sales and record performance in F&I. Our store leaders remain focused on capturing incremental used vehicle sales and driving additional service work. 60 locations attained record profitability in 2016, while significant opportunities remain in the roughly 90 stores that did not achieve record performance this year. We will continue to target gaining market share and controlling costs to improve store performance in 2017 and beyond."

Corporate Development
In 2016, we completed the acquisition of 15 stores: a Ford store in Honolulu, Hawaii; the Carbone Auto Group, a nine store platform based in New York and Vermont; a Subaru store in Riverside, California; a Toyota store in Milford, Massachusetts; a Ford store in Thousand Oaks, California; a Ford store in Casper, Wyoming and an Audi store in Calabasas, California. We also opened a Volkswagen store in Freehold, New Jersey. These stores are expected to add over $1.1 billion in annual revenues.

Commenting on the acquired stores, Bryan DeBoer said, "Our entrepreneurial culture allows our team to rapidly grow our store base through accretive acquisitions. Since 2010, when we completed our first acquisitions after the great recession, we have increased our store count from 85 locations to 154, and grown our revenue nearly four hundred percent, from $1.8 billion to $8.7 billion. During this time, we have diversified our brand mix, added metropolitan locations from coast to coast, and maintained our sector low leverage ratio. We remain optimistic that significant acquisition opportunities remain across the United States, and will continue to seek accretive purchases."

Balance Sheet Update
We ended the fourth quarter with approximately $50 million in cash and $138 million in availability under our credit facilities. Additionally, approximately $225 million of our operating real estate is currently unfinanced, which we estimate could provide $168 million in capital, for total potential liquidity of $356 million.

Dividend Payment and Share Repurchase
Our Board of Directors has approved a dividend of $0.25 per share related to fourth quarter 2016 financial results. We expect to pay the dividend on March 24, 2017 to shareholders of record on March 10, 2017.

In the fourth quarter 2016, we repurchased 47,250 shares at a weighted average price of $91.68 per share. In 2016, we deployed $113 million to repurchase 6% of our outstanding float or 1.4 million shares at a weighted average price of $80.24. Approximately $193 million remains available under our existing repurchase authorization.

2017 Earnings Guidance
We project 2017 full year earnings of $8.00 to $8.30 per diluted share. This projection is based on the following annual assumptions:

  Total revenue of $9.2 to $9.4 billion
  New vehicle same store sales increasing 1.5%
  New vehicle gross margin of 5.5% to 5.7%
  Used vehicle same store sales increasing 5.5%
  Used vehicle gross margin of 11.5% to 11.7%
  Service body and parts same store sales increasing 5.0%
  Service body and parts gross margin of 48.2% to 48.4%
  Finance and insurance gross profit of $1,270 to $1,295 per unit
  Tax rate of 39.5%
  Average diluted shares outstanding of 25.3 million

These projections exclude the impact of future acquisitions, dispositions and non-core items. Actual results may be affected by items described under Forward-Looking Statements below.

Fourth Quarter Earnings Conference Call and Updated Presentation
The fourth quarter conference call may be accessed at 10:00 a.m. ET today by telephone at 877-407-8029. An updated presentation highlighting the fourth quarter results has been added to our investor relations website.

To listen live on our website or for replay, visit www.lithiainvestorrelations.com and click on webcasts.

About Lithia
Lithia Motors, Inc. is one of the largest automotive retailers in the United States and is among the fastest growing companies in the Fortune 500. Lithia sells 30 brands of new vehicles and all brands of used vehicles at 154 stores in 17 states. Lithia also arranges finance, warranty, and credit insurance contracts. In addition, Lithia provides vehicle parts, maintenance and repair services at all of its locations.

Sites
www.lithiamotors.com
www.lithiainvestorrelations.com
www.lithiacareers.com

Lithia Motors on Facebook
www.facebook.com/LithiaMotors

Lithia Motors on Twitter
http://twitter.com/lithiamotors

Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as "project," "outlook," "expect," "anticipate," "intend," "plan," "believe," "estimate," "may," "seek," "would," "should," "likely," "goal," "strategy," "future," "maintain," "continue," "remain," "target" or "will" and similar references to future periods. Examples of forward-looking statements in this press release include, among others, statements regarding:

  Expected operating results, such as improved store efficiency and performance; generating 2017 full year earnings of $8.00 to $8.30 per diluted share and all projections set forth under the headings "2017 Earnings Guidance";
  Our ability to improve store performance;
  Anticipated acquisition opportunities and additions of dealership locations to our portfolio in the future, and our ability to achieve returns on investments;
  Anticipated revenues from acquired stores; and
  Anticipated availability of liquidity from our credit facility and unfinanced operating real estate.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this press release. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, our relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with our indebtedness (including available borrowing capacity, compliance with financial covenants and ability to refinance or repay indebtedness on favorable terms), government regulations, legislation and others set forth throughout "Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and in "Part I, Item 1A. Risk Factors" of our most recent Annual Report on Form 10-K, and from time to time in our other filings with the SEC. We urge you to carefully consider this information and not place undue reliance on forward-looking statements. We undertake no duty to update our forward-looking statements, including our earnings outlook, which are made as of the date of this release.

Non-GAAP Financial Measures
This press release and the attached financial tables contain non-GAAP financial measures such as adjusted net income and diluted earnings per share, adjusted SG&A as a percentage of revenue and gross profit, adjusted operating margin, adjusted operating profit as a percentage of gross profit, and adjusted pre-tax margin. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not comparable to similarly titled measures used by other companies. As a result, we review any non-GAAP financial measures in connection with a review of the most directly comparable measures calculated in accordance with GAAP. We caution you not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. We present cash flows from operations in the attached tables, adjusted to include the change in non-trade floor plan debt to improve the visibility of cash flows related to vehicle financing. As required by SEC rules, we have reconciled these measures to the most directly comparable GAAP measures in the attachments to this release. We believe the non-GAAP financial measures we present improve the transparency of our disclosures; provide a meaningful presentation of our results from core business operations, because they exclude items not related to core business operations and other non-cash items; and improve the period-to-period comparability of our results from core business operations. These presentations should not be considered an alternative to GAAP measures.

Lithia Motors, Inc.
Consolidated Statements of Operations (Unaudited)
(In thousands except per share data)

                              Three months ended                     %
                                 December 31,        Increase    Increase
                            ----------------------
                               2016        2015     (Decrease)  (Decrease)
                            ----------  ----------  ----------  ----------
Revenues:
New vehicle retail          $1,335,833  $1,167,893  $  167,940        14.4%
Used vehicle retail            559,693     469,399      90,294        19.2
Used vehicle wholesale          69,485      63,054       6,431        10.2
Finance and insurance           84,532      69,318      15,214        21.9
Service, body and parts        228,417     193,024      35,393        18.3
Fleet and other                 14,030      30,594     (16,564)      (54.1)
                            ----------  ----------  ----------  ----------
  Total revenues             2,291,990   1,993,282     298,708        15.0%
Cost of sales:
New vehicle retail           1,261,892   1,095,796     166,096        15.2
Used vehicle retail            496,320     412,572      83,748        20.3
Used vehicle wholesale          69,406      62,744       6,662        10.6
Service, body and parts        117,194      98,241      18,953        19.3
Fleet and other                 12,342      30,506     (18,164)      (59.5)
                            ----------  ----------  ----------  ----------
  Total cost of sales        1,957,154   1,699,859     257,295        15.1
                            ----------  ----------  ----------  ----------
Gross profit                   334,836     293,423      41,413        14.1%
Asset impairments                3,498       5,733      (2,235)      (39.0)
SG&A expense                   236,824     200,219      36,605        18.3
Depreciation and
 amortization                   12,997      11,056       1,941        17.6
                            ----------  ----------  ----------  ----------
Income from operations          81,517      76,415       5,102         6.7%
Floor plan interest expense     (7,227)     (5,279)      1,948        36.9
Other interest expense          (6,599)     (4,791)      1,808        37.7
Other (expense) income, net     (1,569)         25       1,594          NM
                            ----------  ----------  ----------  ----------
Income before income taxes      66,122      66,370        (248)       (0.4)%
Income tax expense             (14,803)    (18,638)     (3,835)      (20.6)
Income tax rate                   22.4%       28.1%
                            ----------  ----------  ----------  ----------
Net income                  $   51,319  $   47,732  $    3,587         7.5%
                            ==========  ==========  ==========  ==========

Diluted net income per
 share:
Net income per share        $     2.03  $     1.80  $     0.23        12.8%

Diluted shares outstanding      25,294      26,462      (1,168)       (4.4)%
NM - not meaningful

Lithia Motors, Inc.
Key Performance Metrics (Unaudited)

                           Three months ended                        %
                              December 31,        Increase       Increase
                         ----------------------
                            2016        2015     (Decrease)     (Decrease)
                         ----------  ----------  ----------     ----------
Gross margin
New vehicle retail              5.5%        6.2%        (70)bps
Used vehicle retail            11.3        12.1         (80)
Used vehicle wholesale          0.1         0.5         (40)
Finance and insurance         100.0       100.0           -
Service, body and parts        48.7        49.1         (40)
Fleet and other                12.0         0.3       1,170
Gross profit margin            14.6        14.7         (10)

Unit sales
New vehicle retail           38,547      34,350       4,197           12.2%
Used vehicle retail          28,715      24,010       4,705           19.6
Total retail units sold      67,262      58,360       8,902           15.3
Used vehicle wholesale       10,475       9,345       1,130           12.1

Average selling price
New vehicle retail       $   34,655  $   34,000  $      655            1.9%
Used vehicle retail          19,491      19,550         (59)          (0.3)
Used vehicle wholesale        6,633       6,747        (114)          (1.7)

Average gross profit per
 unit
New vehicle retail       $    1,918  $    2,099  $     (181)          (8.6)%
Used vehicle retail           2,207       2,367        (160)          (6.8)
Used vehicle wholesale            8          33         (25)         (75.8)
Finance and insurance         1,257       1,188          69            5.8
Total vehicle(1)              3,299       3,402        (103)          (3.0)

Revenue mix
New vehicle retail             58.3%       58.6%
Used vehicle retail            24.4        23.5
Used vehicle wholesale          3.0         3.2
Finance and insurance,
 net                            3.7         3.5
Service, body and parts        10.0         9.7
Fleet and other                 0.6         1.5

                                       Adjusted             As reported
                                 --------------------  --------------------
                                  Three months ended    Three months ended
                                     December 31,          December 31,
                                 --------------------  --------------------
Other metrics                       2016       2015       2016       2015
                                 ---------  ---------  ---------  ---------
SG&A as a % of revenue                10.2%      10.0%      10.3%      10.0%
SG&A as a % of gross profit           70.1       68.2       70.7       68.2
Operating profit as a % of
 revenue                               3.8        4.1        3.6        3.8
Operating profit as a % of gross
 profit                               26.0       28.0       24.3       26.0
Pretax margin                          3.2        3.7        2.9        3.3
Net profit margin                      2.0        2.3        2.2        2.4
(1) - includes the sales and gross profit related to new, used retail, used wholesale and finance and insurance and unit sales for new and used retail

Lithia Motors, Inc.
Same Store Operating Highlights (Unaudited)

                           Three Months Ended                        %
                              December 31,        Increase       Increase
                         ----------------------
                            2016        2015     (Decrease)     (Decrease)
                         ----------  ----------  ----------     ----------
Revenues
New vehicle retail       $1,212,572  $1,164,172  $   48,400            4.2%
Used vehicle retail         519,369     466,604      52,765           11.3
Used vehicle wholesale       60,835      62,828      (1,993)          (3.2)
Finance and insurance        79,169      69,033      10,136           14.7
Service, body and parts     205,110     191,858      13,252            6.9
Fleet and other               9,422      30,591     (21,169)         (69.2)
                         ----------  ----------  ----------
Total revenues           $2,086,477  $1,985,086  $  101,391            5.1

Gross profit
New vehicle retail       $   67,093  $   71,826  $   (4,733)          (6.6)%
Used vehicle retail          58,701      56,589       2,112            3.7
Used vehicle wholesale          115         339        (224)         (66.1)
Finance and insurance        79,169      69,033      10,136           14.7
Service, body and parts     101,294      94,243       7,051            7.5
Fleet and other               1,626          86       1,540        1,790.7
                         ----------  ----------  ----------
Total gross profit       $  307,998  $  292,116  $   15,882            5.4

Gross margin
New vehicle retail              5.5%        6.2%        (70)bps
Used vehicle retail            11.3        12.1         (80)
Used vehicle wholesale          0.2         0.5         (30)
Finance and insurance         100.0       100.0           -
Service, body and parts        49.4        49.1          30
Fleet and other                17.3         0.3       1,700
Gross profit margin            14.8        14.7          10

Unit sales
New vehicle retail           34,855      34,259         596            1.7%
Used vehicle retail          26,288      23,883       2,405           10.1
Total retail units sold      61,143      58,142       3,001            5.2
Used vehicle wholesale        9,134       9,316        (182)          (2.0)

Average selling price
New vehicle retail       $   34,789  $   33,981  $      808            2.4%
Used vehicle retail          19,757      19,537         220            1.1
Used vehicle wholesale        6,660       6,744         (84)          (1.2)

Average gross profit per
 unit
New vehicle retail       $    1,925  $    2,097  $     (172)          (8.2)%
Used vehicle retail           2,233       2,369        (136)          (5.7)
Used vehicle wholesale           13          36         (23)         (63.9)
Finance and insurance         1,295       1,187         108            9.1
Total vehicle(1)              3,354       3,402         (48)          (1.4)
(1) - includes the sales and gross profit related to new, used retail, used wholesale and finance and insurance and unit sales for new and used retail

Lithia Motors, Inc.
Consolidated Statements of Operations (Unaudited)
(In thousands except per share data)

                             Twelve months ended                     %
                                 December 31,        Increase    Increase
                            ----------------------
                               2016        2015     (Decrease)  (Decrease)
                            ----------  ----------  ----------  ----------
Revenues:
New vehicle retail          $4,938,436  $4,552,301  $  386,135         8.5%
Used vehicle retail          2,226,951   1,927,016     299,935        15.6
Used vehicle wholesale         276,616     261,530      15,086         5.8
Finance and insurance          330,922     283,018      47,904        16.9
Service, body and parts        844,505     738,990     105,515        14.3
Fleet and other                 60,727     101,397     (40,670)      (40.1)
                            ----------  ----------  ----------  ----------
  Total revenues             8,678,157   7,864,252     813,905        10.3%
Cost of sales:
New vehicle retail           4,649,024   4,271,931     377,093         8.8
Used vehicle retail          1,963,267   1,685,767     277,500        16.5
Used vehicle wholesale         272,303     257,073      15,230         5.9
Service, body and parts        434,222     375,069      59,153        15.8
Fleet and other                 58,026      98,778     (40,752)      (41.3)
                            ----------  ----------  ----------  ----------
  Total cost of sales        7,376,842   6,688,618     688,224        10.3
                            ----------  ----------  ----------  ----------
Gross profit                 1,301,315   1,175,634     125,681        10.7
Asset impairments               13,992      20,124      (6,132)      (30.5)
SG&A expense                   899,590     811,175      88,415        10.9
Depreciation and
 amortization                   49,369      41,600       7,769        18.7
                            ----------  ----------  ----------  ----------
Income from operations         338,364     302,735      35,629        11.8
Floor plan interest expense    (25,531)    (19,534)      5,997        30.7
Other interest expense         (23,207)    (19,491)      3,716        19.1
Other expense, net              (6,103)     (1,006)      5,097          NM
                            ----------  ----------  ----------  ----------
Income before income taxes     283,523     262,704      20,819         7.9
Income tax expense             (86,465)    (79,705)      6,760         8.5
Income tax rate                   30.5%       30.3%
                            ----------  ----------  ----------  ----------
Net income                  $  197,058  $  182,999  $   14,059         7.7%
                            ==========  ==========  ==========  ==========

Diluted net income per
 share:
Net income per share        $     7.72  $     6.91  $     0.81        11.7%

Diluted shares outstanding      25,521      26,490        (969)       (3.7)%
NM - not meaningful

Lithia Motors, Inc.
Key Performance Metrics (Unaudited)

                          Twelve months ended                        %
                              December 31,        Increase       Increase
                         ----------------------
                            2016        2015     (Decrease)     (Decrease)
                         ----------  ----------  ----------     ----------
Gross margin
New vehicle retail              5.9%        6.2%        (30)bps
Used vehicle retail            11.8        12.5         (70)
Used vehicle wholesale          1.6         1.7         (10)
Finance and insurance         100.0       100.0           -
Service, body and parts        48.6        49.2         (60)
Fleet and other                 4.4         2.6         180
Gross profit margin            15.0        14.9          10

Unit sales
New vehicle retail          145,772     137,486       8,286            6.0%
Used vehicle retail         113,498      99,109      14,389           14.5
Total retail units sold     259,270     236,595      22,675            9.6
Used vehicle wholesale       40,615      38,167       2,448            6.4

Average selling price
New vehicle retail       $   33,878  $   33,111  $      767            2.3%
Used vehicle retail          19,621      19,443         178            0.9
Used vehicle wholesale        6,811       6,852         (41)          (0.6)

Average gross profit per
 unit
New vehicle retail       $    1,985  $    2,039  $      (54)          (2.6)%
Used vehicle retail           2,323       2,434        (111)          (4.6)
Used vehicle wholesale          106         117         (11)          (9.4)
Finance and insurance         1,276       1,196          80            6.7
Total vehicle(1)              3,426       3,420           6            0.2

Revenue mix
New vehicle retail             56.9%       57.9%
Used vehicle retail            25.7        24.5
Used vehicle wholesale          3.2         3.3
Finance and insurance,
 net                            3.8         3.6
Service, body and parts         9.7         9.4
Fleet and other                 0.7         1.3

                                       Adjusted             As reported
                                 --------------------  --------------------
                                  Twelve Months Ended   Twelve months ended
                                      December 31,          December 31,
                                 --------------------  --------------------
Other metrics                       2016       2015       2016       2015
                                 ---------  ---------  ---------  ---------
SG&A as a % of revenue                10.3%      10.2%      10.4%      10.3%
SG&A as a % of gross profit           68.9       67.9       69.1       69.0
Operating profit as a % of
 revenue                               4.1        4.3        3.9        3.8
Operating profit as a % of gross
 profit                               27.3       28.5       26.0       25.8
Pretax margin                          3.6        3.8        3.3        3.3
Net profit margin                      2.2        2.4        2.3        2.3
(1) - includes the sales and gross profit related to new, used retail, used wholesale and finance and insurance and unit sales for new and used retail

Lithia Motors, Inc.
Same Store Operating Highlights (Unaudited)

                          Twelve months ended                        %
                              December 31,        Increase       Increase
                         ----------------------
                            2016        2015     (Decrease)     (Decrease)
                         ----------  ----------  ----------     ----------
Revenues
New vehicle retail       $4,686,693  $4,534,865  $  151,828            3.3%
Used vehicle retail       2,129,402   1,916,309     213,093           11.1
Used vehicle wholesale      261,957     260,341       1,616            0.6
Finance and insurance       317,780     281,898      35,882           12.7
Service, body and parts     797,397     734,508      62,889            8.6
Fleet and other              52,992     101,396     (48,404)         (47.7)
                         ----------  ----------  ----------
Total revenues           $8,246,221  $7,829,317  $  416,904            5.3

Gross profit
New vehicle retail       $  274,772  $  279,201  $   (4,429)          (1.6)%
Used vehicle retail         252,554     240,299      12,255            5.1
Used vehicle wholesale        4,184       4,608        (424)          (9.2)
Finance and insurance       317,780     281,898      35,882           12.7
Service, body and parts     389,557     361,692      27,865            7.7
Fleet and other               2,593       2,583          10            0.4
                         ----------  ----------  ----------
Total gross profit       $1,241,440  $1,170,281  $   71,159            6.1

Gross margin
New vehicle retail              5.9%        6.2%        (30)bps
Used vehicle retail            11.9        12.5         (60)
Used vehicle wholesale          1.6         1.8         (20)
Finance and insurance         100.0       100.0           -
Service, body and parts        48.9        49.2         (30)
Fleet and other                 4.9         2.5         240
Total gross profit             15.1        14.9          20

Unit sales
New vehicle retail          138,310     136,993       1,317            1.0%
Used vehicle retail         107,919      98,531       9,388            9.5
Total retail units sold     246,229     235,524      10,705            4.5
Used vehicle wholesale       38,234      37,966         268            0.7

Average selling price
New vehicle retail       $   33,885  $   33,103  $      782            2.4%
Used vehicle retail          19,731      19,449         282            1.4
Used vehicle wholesale        6,851       6,857          (6)          (0.1)

Average gross profit per
 unit
New vehicle retail       $    1,987  $    2,038  $      (51)          (2.5)%
Used vehicle retail           2,340       2,439         (99)          (4.1)
Used vehicle wholesale          109         121         (12)          (9.9)
Finance and insurance         1,291       1,197          94            7.9
Total vehicle(1)              3,449       3,422          27            0.8
(1) - includes the sales and gross profit related to new, used retail, used wholesale and finance and insurance and unit sales for new and used retail

Lithia Motors, Inc.
Segment Operating Highlights  (Unaudited)

                              Three months ended                     %
                                 December 31,        Increase    Increase
                            ----------------------
                               2016        2015     (Decrease)  (Decrease)
                            ----------  ----------  ----------  ----------
Revenues
Domestic                    $  886,247  $  763,289  $  122,958        16.1%
Import                         987,248     823,718     163,530        19.9
Luxury                         417,544     406,581      10,963         2.7
                            ----------  ----------  ----------
Total segment revenues       2,291,039   1,993,588     297,451        14.9
Corporate and other                951        (306)      1,257      (410.8)
                            ----------  ----------  ----------
Total revenues              $2,291,990  $1,993,282  $  298,708        15.0

Segment Income(1)
Domestic                    $   21,790  $   23,532  $   (1,742)       (7.4)%
Import                          23,326      21,846       1,480         6.8
Luxury                           9,731      10,627        (896)       (8.4)
                            ----------  ----------  ----------
Total segment income            54,847      56,005      (1,158)       (2.1)
Corporate and other             32,440      26,187       6,253        23.9
Depreciation and
 amortization                  (12,997)    (11,056)      1,941        17.6
Other interest expense          (6,599)     (4,791)      1,808        37.7
Other (expense) income, net     (1,569)         25       1,594          NM
                            ----------  ----------  ----------
Income before income taxes  $   66,122  $   66,370  $     (248)       (0.4)
(1) Segment income for each of the segments is defined as Income before income taxes, less Depreciation and amortization, Other interest expense and
Other income, net.
Retail New Vehicle Unit Sales
Domestic                           12,531     11,124      1,407        12.6%
Import                             21,188     18,381      2,807        15.3
Luxury                              4,924      4,906         18         0.4
                                ---------  ---------  ---------
Total                              38,643     34,411      4,232        12.3
Allocated to management               (96)       (61)       (35)         NM
                                ---------  ---------  ---------
Total retail new vehicle unit
 sales                             38,547     34,350      4,197        12.2
NM - not meaningful

Lithia Motors, Inc.
Segment Operating Highlights (Unaudited)

                             Twelve months ended                     %
                                 December 31,        Increase    Increase
                            ----------------------
                               2016        2015     (Decrease)  (Decrease)
                            ----------  ----------  ----------  ----------
Revenues
Domestic                    $3,381,715  $3,038,882  $  342,833        11.3%
Import                       3,764,255   3,330,949     433,306        13.0
Luxury                       1,528,760   1,490,632      38,128         2.6
                            ----------  ----------  ----------
Total segment revenues       8,674,730   7,860,463     814,267        10.4
Corporate and other              3,427       3,789        (362)       (9.6)
                            ----------  ----------  ----------
Total revenues              $8,678,157  $7,864,252  $  813,905        10.3

Segment Income(1)
Domestic                    $  106,210  $  115,145  $   (8,935)       (7.8)%
Import                         110,204      98,751      11,453        11.6
Luxury                          31,467      36,391      (4,924)      (13.5)
                            ----------  ----------  ----------
Total segment income           247,881     250,287      (2,406)       (1.0)
Corporate and other            114,321      74,514      39,807        53.4
Depreciation and
 amortization                  (49,369)    (41,600)      7,769        18.7
Other interest expense         (23,207)    (19,491)      3,716        19.1
Other expense, net              (6,103)     (1,006)      5,097          NM
                            ----------  ----------  ----------
Income before income taxes  $  283,523     262,704  $   20,819         7.9
(1) Segment income for each of the segments is defined as Income before income taxes, less Depreciation and amortization, Other interest expense and
Other expense, net.
Retail New Vehicle Unit Sales
Domestic                           47,707     45,080      2,627         5.8%
Import                             80,769     75,091      5,678         7.6
Luxury                             17,591     17,556         35         0.2
                                ---------  ---------  ---------
Total                             146,067    137,727      8,340         6.1
Allocated to management              (295)      (241)       (54)         NM
                                ---------  ---------  ---------
Total retail new vehicle unit
 sales                            145,772    137,486      8,286         6.0
NM - not meaningful

Lithia Motors, Inc.
Other Highlights  (Unaudited)

                                                       As of
                                      --------------------------------------
                                      December 31, December 31, December 31,
                                          2016         2015         2014
                                      ------------ ------------ ------------
Days Supply(1)
New vehicle inventory                           68           67           62
Used vehicle inventory                          56           55           53
(1) Days supply calculated based on current inventory levels, excluding in-
transit vehicles, and a 30-day historical cost of sales level.

Financial covenants
                                  Requirement        As of December 31, 2016
                          -------------------------- -----------------------
Current ratio                Not less than 1.10 to 1               1.26 to 1
Fixed charge coverage
 ratio                       Not less than 1.20 to 1               2.63 to 1
Leverage ratio               Not more than 5.00 to 1               2.18 to 1
Funded debt restriction   Not more than $900 million $         485.2 million

Lithia Motors, Inc.
Other Highlights (Unaudited)

                               Three months ended      Twelve months ended
                                  December 31,            December 31,
                             ----------------------  ----------------------
                                2016        2015        2016        2015
                             ----------  ----------  ----------  ----------
New vehicle unit sales brand
 mix
Honda, Acura                       21.5%       22.1%       22.7%       22.4%
Toyota, Lexus                      19.0        19.6        19.5        19.9
Chrysler, Fiat                     16.9        18.6        18.4        18.9
General Motors                      9.3         9.0         9.0         9.2
Subaru                              8.5         7.4         7.6         6.9
Ford                                6.3         4.9         5.4         4.7
BMW, Mini                           5.5         6.9         5.3         5.9
Nissan                              4.3         3.5         3.9         3.7
Volkswagen, Audi                    4.0         2.9         3.2         3.1
Hyundai                             2.1         1.9         2.0         2.1
Mercedes Benz                       1.3         1.6         1.3         1.5
Kia                                 1.1         1.2         1.3         1.3
Other                               0.2         0.4         0.4         0.4

                               Three months ended      Twelve months ended
                                   December 31,           December 31,
                             ----------------------  ----------------------
                                2016        2015        2016        2015
                             ----------  ----------  ----------  ----------
Revenue geographic mix
California                         22.2%       22.1%       22.5%       21.6%
Oregon                             16.6        16.8        16.7        16.7
New Jersey                         13.8        15.1        14.0        14.6
Texas                              11.9        13.6        13.1        15.0
Montana                             5.4         6.2         6.1         6.0
Washington                          5.2         5.5         5.3         5.2
Alaska                              4.4         5.4         4.8         5.4
New York                            6.7         2.8         4.2         2.9
Nevada                              2.8         3.0         3.0         3.0
Idaho                               2.5         2.8         2.7         2.9
Iowa                                2.4         2.7         2.6         2.8
Hawaii                              2.1         1.8         2.0         1.5
North Dakota                        1.2         1.4         1.3         1.5
New Mexico                          0.7         0.8         0.8         0.9
Massachusetts                       0.7           -         0.5           -
Vermont                             0.9           -         0.3           -
Wyoming                             0.5           -         0.1           -

                                                   As of February 15, 2017
                                                  -------------------------
Current store count mix                            # of stores  % of total
                                                  ------------ ------------
Chrysler, Fiat                                              30         19.5%
Honda, Acura                                                22         14.3
Toyota, Lexus                                               21         13.6
General Motors                                              18         11.7
Ford                                                        12          7.8
BMW, Mini                                                   11          7.1
Volkswagen, Audi                                            10          6.5
Subaru                                                       9          5.8
Nissan                                                       7          4.5
Hyundai                                                      5          3.2
Mercedes Benz                                                4          2.6
Kia                                                          3          1.9
Other                                                        2          1.5

Lithia Motors, Inc.
Consolidated Balance Sheets (Unaudited)
(In thousands)

                                               December 31,   December 31,
                                                   2016           2015
                                              -------------- --------------
Cash and cash equivalents                     $       50,282 $       45,008
Trade receivables, net                               417,714        308,462
Inventories, net                                   1,772,587      1,470,987
Other current assets                                  46,611         54,022
                                              -------------- --------------
Total current assets                          $    2,287,194 $    1,878,479

Property and equipment, net                        1,006,130        876,660
Goodwill                                             259,399        213,220
Franchise value                                      184,268        157,699
Other non-current assets                             107,159         99,072
                                              -------------- --------------
Total assets                                  $    3,844,150 $    3,225,130
                                              ============== ==============

Floor plan notes payable                      $       94,602 $       48,083
Floor plan notes payable: non trade                1,506,895      1,265,872
Current maturities of long-term debt                  20,965         38,506
Trade payables                                        88,423         70,871
Accrued liabilities                                  211,109        167,107
                                              -------------- --------------
Total current liabilities                     $    1,921,994 $    1,590,439

Long-term debt                                       769,916        604,680
Deferred revenue                                      81,929         66,734
Deferred income taxes                                 59,075         53,129
Other long-term liabilities                          100,460         81,984
                                              -------------- --------------
Total liabilities                             $    2,933,374 $    2,396,966
                                              -------------- --------------

Class A common stock                                 165,512        258,410
Class B common stock                                     219            316
Additional paid-in capital                            41,225         38,822
Accumulated other comprehensive loss                       -           (277)
Retained earnings                                    703,820        530,893
                                              -------------- --------------
Total liabilities & stockholders' equity      $    3,844,150 $    3,225,130
                                              ============== ==============

Lithia Motors, Inc.
Summarized Cash Flow from Operations (Unaudited)
(In thousands)

                                                    Twelve Months Ended
                                                        December 31,
                                                     2016          2015
                                                ------------- -------------
Net income                                      $     197,058 $     182,999
Adjustments to reconcile net income to net cash
 provided by operating activities:
Asset impairments                                      13,992        20,124
Depreciation and amortization                          49,369        41,600
Stock-based compensation                               11,047        11,871
(Gain) loss on disposal of assets                      (4,343)          203
Gain on sale of franchise                              (1,102)       (5,919)
Deferred income taxes                                  10,138        12,341
Excess tax benefit from share-based payment
 arrangements                                          (4,389)       (5,012)
(Increase) decrease:
  Trade receivables, net                             (105,961)      (13,047)
  Inventories                                        (168,847)     (197,079)
  Other assets                                        (13,305)      (31,290)
Increase (decrease):
  Floor plan notes payable, net                        16,385         7,035
  Trade payables                                       16,449           674
  Accrued liabilities                                  42,853        16,273
  Other long-term liabilities and deferred
   revenue                                             27,173        33,766
                                                ------------- -------------
Net cash provided by operating activities       $      86,517 $      74,539
                                                ============= =============

Lithia Motors, Inc.
Reconciliation of Non-GAAP Cash Flow from Operations  (Unaudited)
(In thousands)

                                               Twelve Months Ended December
                                                            31,
Net cash provided by operating activities           2016           2015
                                               -------------  -------------
As reported                                    $      86,517  $      74,539
  Floor plan notes payable, non-trade, net           252,893        136,201
  Less: Borrowings on floor plan notes
   payable, non-trade associated with acquired
   new vehicle inventory                             (94,550)       (25,642)
                                               -------------  -------------
Adjusted                                       $     244,860  $     185,098
                                               =============  =============

Lithia Motors, Inc.
Reconciliation of Certain Non-GAAP Financial Measures (Unaudited)
(In thousands, except for per share data)

                               Three Months Ended December 31, 2016
                       ----------------------------------------------------
                                    Equity
                                  investment
                          As      fair value    Legal      Tax
                       reported   adjustment   Reserve  Attribute  Adjusted
                       --------  ------------  -------  ---------  --------
Asset impairments      $  3,498  $     (3,498) $     -  $       -  $      -
Selling, general and
 administrative         236,824             -   (2,030)         -   234,794
Income from operations   81,517         3,498    2,030          -    87,045
Other (expense)
 income, net             (1,569)        2,065        -          -       497
Income before income
 taxes                 $ 66,122  $      5,563  $ 2,030  $       -  $ 73,715
Income tax expense      (14,803)       (8,156)  (2,503)    (1,320)  (26,782)
                       --------  ------------  -------  ---------  --------
Net income             $ 51,319  $     (2,593) $  (473) $  (1,320) $ 46,933
                       ========  ============  =======  =========  ========
Diluted earnings per
 share                 $   2.03  $      (0.10) $ (0.02) $   (0.05) $   1.86
Diluted share count      25,294

                                   Three Months Ended December 31, 2015
                               --------------------------------------------
                                                        Equity
                                                      investment
                                  As        Asset     fair value
                               reported  impairment   adjustment   Adjusted
                               --------  ----------  ------------  --------
Asset impairments              $  5,733  $   (1,603) $     (4,130) $      -
Income from operations           76,415       1,603         4,130    82,148
Other (expense) income, net          25           -         1,733     1,758
Income before income taxes     $ 66,370  $    1,603  $      5,864  $ 73,837
Income tax expense              (18,638)       (605)       (8,516)  (27,759)
                               --------  ----------  ------------  --------
Net income                     $ 47,732  $      998  $     (2,652) $ 46,078
                               ========  ==========  ============  ========
Diluted earnings per share     $   1.80  $     0.04  $      (0.10) $   1.74
Diluted share count              26,462

Lithia Motors, Inc.
Reconciliation of Certain Non-GAAP Financial Measures (Unaudited)
(In thousands, except for per share data)

                            Twelve Months Ended December 31, 2016
                 ----------------------------------------------------------
                           Disposal    Equity
                            gain on  investment
                    As      sale of  fair value  Legal     Tax
                 reported   store   adjustment  Reserve Attribute  Adjusted
                 --------  -------- ----------- ------- --------- ---------
Asset
 impairments     $ 13,992  $     -  $  (13,992)      -  $      -  $       -
Selling, general
 and
 administrative   899,590    1,087           -  (3,936)        -    896,741
Income from
 operations       338,364   (1,087)     13,992   3,936         -    355,205
Other (expense)
 income, net       (6,103)       -       8,262       -         -      2,159
Income before
 income taxes    $283,523  $(1,087) $   22,254   3,936  $      -  $ 308,626
Income tax
 expense          (86,465)     426     (28,530) (3,250)   (1,320)  (119,139)
                 --------  -------  ----------  ------  --------  ---------
Net income       $197,058  $  (661) $   (6,276)    686  $ (1,320) $ 189,487
                 ========  =======  ==========  ======  ========  =========
Diluted earnings
 per share       $   7.72  $ (0.03) $    (0.25)   0.03  $  (0.05) $    7.42
Diluted share
 count             25,521

                          Twelve Months Ended December 31, 2015
              -------------------------------------------------------------
                        Disposal              Equity
                         gain on            investment
                 As      sale of    Asset   fair value Transition
              reported   store   impairment adjustment Agreement   Adjusted
              --------  -------- ---------- ---------- ---------- ---------
Asset
 impairments  $ 20,124  $     -  $  (3,603) $ (16,521)            $       -
Selling,
 general and
 administrat-
 ive           811,175    5,919          -          -    (18,296)   798,798
Income from
 operations    302,735   (5,919)     3,603     16,521     18,296    335,236
Other
 (expense)
 income, net    (1,006)       -          -      6,930                 5,924
Income before
 income taxes $262,704  $(5,919) $   3,603  $  23,451  $  18,296  $ 302,135
Income tax
 expense       (79,705)   2,309     (1,385)   (30,832)    (6,507)  (116,120)
              --------  -------  ---------  ---------  ---------  ---------
Net income    $182,999  $(3,610) $   2,218  $  (7,381) $  11,789  $ 186,015
              ========  =======  =========  =========  =========  =========
Diluted
 earnings per
 share        $   6.91  $ (0.14) $    0.08  $   (0.28) $    0.45  $    7.02
Diluted share
 count          26,490

Contact:
John North
Chief Financial Officer
(541) 618-5748